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                                                                   EXHIBIT 10.70

                                                                             SAS

                    AMENDMENT TO INVESTOR PURCHASE AGREEMENT

     THIS AMENDMENT TO INVESTOR PURCHASE AGREEMENT (the "Amendment") is made as of January __, 1997 by and among Coinmach Laundry Corporation ("CLC"), a Delaware corporation, formerly known as SAS Acquisitions, Inc., Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR") and the persons listed on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers").

                                R E C I T A L S

     WHEREAS, CLC, GTCR and the Purchasers are parties to an Investor Purchase Agreement, dated as of July 26, 1995, as amended by that certain Omnibus Agreement, dated as of November 30, 1995 (as amended, the "Investor Purchase Agreement");

     WHEREAS, the parties hereto desire to amend the Investor Purchase Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1.  Amendment.  Effective as of July 18, 1996, and without further action
         ---------
by the parties hereto, the Investor Purchase Agreement is hereby amended by inserting directly after Section 3D on page 8 a new Section 3E, which shall read as follows:

               "3E.  Limitation on Restrictions.  Notwithstanding any term or
                     --------------------------
               provision to the contrary in this Section 3, the terms and provisions of Sections 3B, 3C and 3D hereof shall not apply in any respect and shall have no force and effect on or against James N. Chapman, Michael E. Marrus, Heller Financial, Inc., Jackson National Life Insurance Company, Jackson National Life Insurance Company of Michigan or President and Fellows of Harvard College."


     2.   Counterparts.  This Amendment may be executed in multiple
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     3.   Successors and Assigns.  This Amendment shall bind each of the parties
          ----------------------
hereto and their respective successors and permitted assigns and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.

     4.   Amendment and Waiver. The provisions of this Amendment may be amended
          --------------------
or modified only by written agreement of the parties hereto. No course of dealing between the parties or third party beneficiaries hereof or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such person.
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     5.  Descriptive Headings.  The descriptive headings of this Amendment are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                         COINMACH LAUNDRY CORPORATION
                         (formerly known as SAS Acquisitions, Inc.)



                         By:  /s/ Robert M. Doyle
                              ----------------------------------------
                              Name:  Robert M. Doyle
                              Title: Senior Vice President



                         GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                         By:  GTCR, L.P., its General Partner

                         By:  Golder, Thoma, Cressey, Rauner, Inc.,
                              its General Partner


                         By:  /s/ Bruce V. Rauner
                              ----------------------------------------
                              Name:  Bruce V. Rauner
                              Principal



                         HELLER FINANCIAL, INC.


                         By:  /s/ Ellen T. Cook
                              ----------------------------------------
                              Name:  Ellen T. Cook
                              Title: Assistant Vice President


                         JACKSON NATIONAL LIFE INSURANCE COMPANY
                         (individually and as successor by merger to Jackson National Life Insurance Company of Michigan)

                         By:  PPM America, Inc., its agent


                         By:  /s/ William T. Considine
                              ----------------------------------------
                              Name:  William T. Considine
                              Title: Vice President

                                       2
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                         PRESIDENT AND FELLOWS OF HARVARD COLLEGE

                         By:  Harvard Management Company, Inc.


                         By:  /s/ Timothy Peterson
                             -------------------------------------
                              Name:  Timothy Peterson
                              Authorized Signatory


                         By:  /s/ Jack R. Meyer
                             -------------------------------------
                              Name:  Jack R. Meyer
                              Authorized Signatory


                         MCS CAPITAL, INC.


                         By:  /s/ Stephen R. Kerrigan
                             -------------------------------------
                              Stephen R. Kerrigan
                              President



                         /s/ James N. Chapman
                         -----------------------------------------
                         James N. Chapman



                         /s/ Michael E. Marrus
                         ___________________________________________
                         Michael E. Marrus



                         /s/ Mitchell Blatt
                         ___________________________________________
                         Mitchell Blatt



                         /s/ Michael Stanky
                         ___________________________________________
                         Michael Stanky

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